UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2004


                            Palmetto Bancshares, Inc.
               (Exact name of registrant as specified in charter)


South Carolina                      0-26016                      74-2235055
------------------             -----------------             ------------------
State or other               Commission File Number       IRS Employer ID Number
jurisdiction of incorporation



301 Hillcrest Drive, Laurens, South Carolina                      29360
--------------------------------------------                      -----
Address of principal executive offices                          Zip Code


                                 (864) 984-4551
                                 --------------
                          Registrant's telephone number

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ]  Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

     [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.


     On November 5, 2004, Palmetto Bancshares, Inc. mailed to shareholders its quarterly shareholder earnings overview which discloses the results of operations and financial condition of the Company for the third quarter ended September 30, 2004.

For more information regarding this matter, see the shareholder earnings overview attached hereto as Exhibit 99.


Item 9.01.        Financial Statements and Exhibits

(c) Exhibits

    99   Shareholder report mailed November 5, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



PALMETTO BANCSHARES, INC.


By:

/s/ L. Leon Patterson
---------------------------------
L. Leon Patterson
Chairman and Chief Executive Officer



/s/ Paul W. Stringer
---------------------------------
Paul W. Stringer
President and Chief Operating Officer
(Chief Accounting Officer)


Date:   November 9, 2004